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                                                                   EXHIBIT 10.42

                        TURNER BROADCASTING SYSTEM, INC.



                 RESOLUTIONS TO BE ADOPTED BY STOCK OPTION AND
                       COMPENSATION COMMITTEE RELATIVE TO
                             1988 STOCK OPTION PLAN



         WHEREAS, the Turner Broadcasting System, Inc. 1988 Stock Option Plan (the "Stock Option Plan) does not currently permit a participant in the Stock Option Plan during his or her lifetime to designate in writing a beneficiary to receive the participant's options upon the death of the participant; and

         WHEREAS, the Stock Option and Compensation Committee of the Board of Directors (the "Committee") desires to provide such an alternative to participants as a means of avoiding the delays and expense of probate and permitting greater estate planning flexibility; and

         NOW, THEREFORE, BE IT RESOLVED, That the following resolutions be and hereby are adopted (capitalized terms not otherwise defined herein to have the meanings ascribed thereto in the Stock Option Plan):

         RESOLVED, That in order to permit participants in the Stock Option Plan to designate in writing during their lifetime beneficiaries to receive the participant's options in the event of a participant's death prior to exercise of such options, the Stock Option Plan be and hereby is amended in the following respects:

         (a) Section 10(a) of the Stock Option Plan be and hereby is amended to read in its entirety as follows (new material indicated in italics):

        Death. In the event an Optionee dies (i) while in the employ of the Company or a Subsidiary or (ii) within three (3) months of the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company or the Subsidiary, as the case may be), his Option may be exercised, solely to the extent that the Optionee was entitled to exercise the Option at the date of his death or, if earlier, the date of his termination, by his beneficiary as designed in writing by the Optionee pursuant to
        Section 15 of the Plan, or, if no such designation has been made, by the person or persons to whom Optionee's rights under the Option shall pass by will or the laws of descent and distribution, at any time or from time to

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        time within one (1) year after the date of Optionee's death or prior to the expiration of the period for which the Option was granted, whichever is the shorter period.

        (b) Section 15 of the Stock Option Plan be and hereby is amended to read in its entirety as follows (new material indicated in italics):

        No Option granted under the Plan shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution, and an Option may be exercised, during the lifetime of the Optionee, only by the Optionee. An Optionee may during his or her lifetime designate in writing a beneficiary to receive his or her Option in the event of Optionee's death prior to exercise of the Option.


        RESOLVED FURTHER, That the form of Notice of Designation of Beneficiary (the "Notice") attached hereto as Exhibit A be and hereby is approved; and that the Plan Administrator of the Corporation be and hereby is authorized to distribute a copy of such Notice to existing and future participants in the Stock Option Plan, and to act in accordance with the instructions set forth therein;

        RESOLVED FURTHER, That the proper officers of the Corporation be, and each of them hereby is, authorized and directed to take such further actions as they deem necessary or desirable in order to effectuate the purposes and intent of the foregoing resolutions.


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                                                                      EXHIBIT A

                        TURNER BROADCASTING SYSTEM, INC.
                             1988 STOCK OPTION PLAN

                      NOTICE OF DESIGNATION OF BENEFICIARY

TO THE PLAN ADMINISTRATOR OF THE 1988 STOCK OPTION PLAN OF TURNER BROADCASTING SYSTEM, INC.

        Pursuant to Section 15 of the Turner Broadcasting System, Inc. 1988 Stock Option Plan (the "Plan"), you are hereby notified that in the event of my death, the following person shall have the right to exercise the options granted to me pursuant to the Plan. Any such exercise shall be in accordance with and subject to the provisions of the Plan and the Stock Option Agreement relative to the grant of said options.

Primary Beneficiary              Relationship                       Address

- -------------------              ------------                       -------

         In the event said beneficiary does not survive me, the following person shall have the above-described right to exercise such options.

Contingent Beneficiary            Relationship                       Address

- ----------------------            ------------                       -------

         If no designated beneficiary survives, options issued to me pursuant to the Plan shall be exercisable in accordance with the provisions of the Plan.

         I hereby reserve the right to revoke or change this designation at any time. All previous designations are hereby revoked.


                                   --------------------------------------
                                   Signature of Participant

Date:
      -------------                --------------------------------------
                                   Print or Type Name of Participant


                                   --------------------------------------
                                   Address


                                   --------------------------------------
                                   Social Security Number

       Accepted this        day of                  , 19  .
                    -------        -----------------    --

                                   By:
                                       ----------------------------------
                                           Plan Administrator

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